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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): July 26, 2001



                                 PW Eagle, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


       0-18050                                   41-1642846
(Commission File Number)          (I.R.S. Employer Identification Number)


            222 South Ninth Street, Suite 2880, Minneapolis, MN 55402
               (Address of Principal Executive Offices) (Zip Code)


                                 (612) 305-0339
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

         On July 26, 2001, the Company issued a press release announcing its restructuring plan. A copy of the press release is attached as Exhibit
         99.1 of this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                  99.1     Press Release dated July 26, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PW EAGLE, INC.



Date: July 26, 2001                       By /s/ Dobson West
                                            ------------------------
                                            Dobson West,
                                            Chief Administrative Officer and
                                            General Counsel

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                                  EXHIBIT INDEX

                                       to

                             July 26, 2001 Form 8-K

                                 PW Eagle, Inc.



Exhibit Number             Exhibit Description


    99.1                   Press Release dated July 26, 2001.

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